ESCROW ACCOUNT INSTRUCTIONS AND AGREEMENT

     1. Parties. The Parties to this Agreement are DAVID M. BOHR, Attorney at Law ("Bohr"), MICHAEL P. SCHUYLEMAN and JANET L. SCHUYLEMAN, husband and wife ("Seller"), and TELEVAR NORTHWEST, INC., a Washington corporation ("Purchaser").

     2. Documents. The documents indicated below are delivered to Bohr to be held in escrow pursuant to the terms and conditions of this Agreement:

          A.   Promissory Note, dated October 31, 1995 (copy);

               Purchaser/Maker:      Televar Northwest, Inc.
               Seller/Holder:        Michael P. Schuyleman and
                                     Janet L. Schuyleman

               (hereinafter the "Collected Instrument")

          B. Stock Certificate No. 9 issued by Televar Northwest, Inc., to Michael P. Schuyleman representing 326,666 shares of common stock in Televar Northwest, Inc.;

          D. Stock Power, endorsed in blank, for transfer of Stock Certificate No. 9.

     The above documents are delivered to Bohr on behalf of Seller and Purchaser, their heirs, successors, assigns, and representatives. The delivery to Bohr is intended by the parties to be irrevocable, unless otherwise provided in a written agreement of Purchaser and Seller or provided in this Agreement. The delivery of the above-described documents to Bohr evidences the Purchaser's and Seller's intentions to part with all dominion and control of the documents. This delivery shall survive the death, incompetency, disability, or other legal disability of any other parties. Bohr does not clear title and does not insure the validity

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or legal enforceability of any documents that it holds pursuant to a contract collection or escrow agreement. Upon payoff, Bohr will provide Purchaser with the Stock Certificate, endorsed in blank, together with the Promissory Note.

     3. Fees. As consideration for the collection of services and additional services, if any, Seller agrees to pay Bohr Two Hundred Dollars ($200).

     4. Delivery of Documents. When Purchaser has paid all of the amounts required by the Collected Instrument, Seller shall endorse the Stock Certificate and authorize and instruct Bohr to deliver to the Purchaser all of the documents held in escrow by Bohr.

     5. Default/Return of Documents. If the Purchaser defaults in any obligation under the Collected Instrument or this Agreement, the Seller may exercise its legal remedies under the Collected Instrument or otherwise. Seller and Purchaser hereby authorize Bohr to release the documents held in escrow by Bohr upon the direction of Seller in the event Seller elects to pursue such remedy pursuant to the Collected Instrument. If Seller chooses to serve a notice of default or forfeiture on Purchaser in accordance with the contractual provisions of the Collected Instrument, or if Seller chooses to commence a judicial action against Purchaser, Seller agrees that a copy of said notice or court papers will be delivered to Bohr with evidence of their delivery to Purchaser. If Purchaser fails to comply with the requirements of said notice or court papers, if any, by the date required therein, Bohr is authorized to deliver the documents held in escrow to Seller.

     6. Conflicts. If Bohr receives or becomes aware of any conflicting demands or claims with respect to this Agreement, or with respect to the rights of the Purchaser or Seller, Bohr shall have the right to discontinue any and all acts under this Agreement, until

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the conflict is resolved to the satisfaction of Bohr. Bohr shall have the right, but not the obligation, to commence or defend any action or proceeding for determination of any conflict. Seller agrees to pay all costs, damages, judgments, and expenses, including reasonable attorney's fees, sustained by Bohr, in connection with, or arising out of this Agreement, including but not limited to, any interpleader action brought by Bohr. In the event Bohr files a suit in interpleader, Bohr, by that act, shall be fully released and discharged from all other obligations imposed by this Agreement.

     7. Limited Responsibility. Bohr's obligations are especially limited to those stated in this Agreement. Bohr will be responsible only for the exercise of ordinary care in following the instructions herein, and shall be relieved of any further liability.

     8. Assignment. Bohr reserves the right to withdraw from this Agreement and/or assign its obligation in this Agreement. This Agreement shall be binding on any successor of Bohr and on any successor of the undersigned or the Collected instrument.

     9. Legal Matters. In the event Purchaser or Seller retains an attorney to enforce the terms of this Agreement, the substantially prevailing party shall be entitled to all costs and reasonable attorney's fees incurred at trial, upon appeal, or without resort to suit.

     The undersigned has executed this Agreement this 31st day of October, 1995.

                                        "SELLER"


                                          /s/
                                        ---------------------------------------
                                        MICHAEL P. SCHUYLEMAN
                                        SSN:   ###-##-####
                                        Address:  1119 Washington Street
                                                  Wenatchee, WA
                                        Phone:    509-663-6205

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                                          /s/
                                        ---------------------------------------
                                        JANET L. SCHUYLEMAN
                                        SSN:   ###-##-####
                                        Address:  1119 Washington Street
                                                  Wenatchee, WA
                                        Phone:    509-663-6205

                                        "PURCHASER"

                                        TELEVAR NORTHWEST, INC.


                                          /s/                    , Chairman
                                        -------------------------

                                        Address:  215 Yakima Street
                                                  Wenatchee, WA  98801
                                        Phone:    509-664-9004


                                        "BOHR"


                                          /s/
                                        ---------------------------------------
                                        DAVID M. BOHR

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